                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       September 30, 2004
                                                        ($ in Thousands)

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

                                              3/04 QTR                    6/04 QTR                    9/04 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   25,462                  $   25,194                  $   25,140
                  - General                      24,075                      24,491                      24,374
                  - Specific                      1,388                         703                         766
Net Charge-offs (Recoveries) for the Qtr            168                          38                          54
Nonperforming Assets - Total                     25,216                      14,441                      14,946
                     - REO                        8,567                       4,282                       3,817
                     - Nonaccrual                16,649                      10,159                      11,129
Troubled Debt Restructuring                       1,465                       1,450                         803

Capital Ratios - Tangible                       990,996        13.36%     1,009,374         14.05%    1,036,851         14.65%
               - Core                           990,996        13.36      1,009,374         14.05     1,036,851         14.65
               - Risk Based                   1,008,351        25.81      1,027,225         26.46     1,054,160         26.85

                                               3/04 QTR     3/04 YTD       6/04 QTR      6/04 YTD      9/04 QTR      9/04 YTD
                                               --------     --------       --------      --------     ---------      --------
Loan Originations - Total                    $  429,564   $  912,824     $  603,460    $1,516,284    $  554,700    $2,070,984
                  - Construction                127,989      242,649        163,292       405,941       165,888       571,829
                  - Land                         56,966      120,402         62,568       182,970        70,167       253,137
                  - Permanent                   223,002      506,907        348,506       855,413       304,346     1,159,759
                  - Refinances                   21,607       42,866         29,094        71,960        14,299        86,259

                                               3/04 QTR     3/04 YTD       6/04 QTR      6/04 YTD      9/04 QTR      9/04 YTD
                                               --------     --------       --------      --------      --------      --------
Loan Servicing Fee Income                    $    1,223   $    2,796     $    2,066    $    4,862    $    1,384    $    6,246
Other Fee Income                                    237          457            247           704           358         1,062
                                               --------     --------       --------      --------      --------      --------
     Total Fee Income                        $    1,460   $    3,253     $    2,313    $    5,566    $    1,742    $    7,308
                                               ========     ========       ========      ========      ========      ========

                                               3/04 QTR     3/04 YTD       6/04 QTR      6/04 YTD      9/04 QTR      9/04 YTD
                                               --------     --------       --------      --------      --------      --------
Average Loans                                $4,874,013   $4,852,020     $4,926,018    $4,876,596    $5,018,103    $4,912,166
Average Earning Assets                        7,264,724    7,245,950      7,082,071     7,191,523     7,078,265     7,163,054
Average Assets                                7,537,758    7,536,417      7,355,213     7,463,268     7,283,121     7,421,597
Operating Expenses/Average Assets                  0.61%        0.60%          0.60%         0.60%         0.69%         0.62%
Efficiency Ratio                                  18.64        18.36          17.07         17.92         20.56         18.57
Amortization of Intangibles                  $      355   $      723     $      343    $    1,066    $      331    $    1,397

Repayments                                     3/04 QTR     3/04 YTD       6/04 QTR      6/04 YTD      9/04 QTR      9/04 YTD
----------                                     --------     --------       --------      --------      --------      --------
     Loans                                   $  348,201   $  789,354     $  498,569    $1,287,923    $  394,494    $1,682,417
     MBS                                         55,189      139,923         78,882       218,805        53,896       272,701

EOP Numbers                                    3/04 QTR                    6/04 QTR                    9/04 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                78,498,545                  78,443,825                  78,679,597

Share repurchase information                   3/04 QTR     3/04 YTD       6/04 QTR      6/04 YTD      9/04 QTR      9/04 YTD
----------------------------                   --------     --------       --------      --------      --------      --------
Remaining shares auth. for repurchase         3,094,103    3,094,103      3,009,103     3,009,103     3,009,103     3,009,103
Shares repurchased                                  ---          ---         85,000        85,000           ---        85,000
Average share repurchase price               $      ---   $      ---     $    22.81    $    22.81    $      ---    $    22.81

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Tangible Book Value                            3/04 QTR                    6/04 QTR                    9/04 QTR
-------------------                            --------                    --------                    --------
     $ Amount                                $1,032,727                  $1,037,463                  $1,061,249
     Per Share                                    13.16                       13.23                       13.49
# of Employees                                      754                         757                         754
Tax Rate - Going Forward                          35.25%                      35.25%                      35.25%

                                                3/04 QTR                    6/04 QTR                    9/04 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Permanent 1-4 Family Loans              $3,852,130  72.6%           $3,878,029  71.8%           $3,982,632  71.2%
     Multi-Family                               490,865   9.3               470,832   8.7               467,354   8.4
     Construction                               705,726  13.3               784,078  14.5               845,259  15.1
     Land                                       254,610   4.8               272,249   5.0               297,351   5.3
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL, Deferrals and LIP) $5,303,331   100%           $5,405,188   100%           $5,592,596   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                      3/04 QTR                   6/04 QTR                    9/04 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,222,699  48.8%    44     $2,207,650  48.3%    44     $2,210,427  47.9%    44
     ID                                         483,037  10.6     16        481,019  10.5     16        487,963  10.6     16
     OR                                         774,609  17.0     24        796,426  17.4     25        805,667  17.5     25
     UT                                         270,082   5.9     11        279,912   6.1     11        282,612   6.1     11
     NV                                          61,534   1.3      2         61,929   1.4      2         63,790   1.4      2
     TX                                          23,275   0.5      1         21,090   0.5      2         30,967   0.7      2
     AZ                                         725,510  15.9     20        724,473  15.8     20        728,933  15.8     20
                                             ----------  ----    ---     ----------  ----    ---     ----------  ----    ---
     Total                                   $4,560,746   100%   118     $4,572,499   100%   120     $4,610,359   100%   120
                                             ==========  ====    ===     ==========  ====    ===     ==========  ====    ===

                                                   3/04 QTR                    6/04 QTR                    9/04 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT     %                AMOUNT      %
----------------                               ------      -               ------     -                ------      -
Checking (Noninterest)                       $   18,625   0.4%           $   15,712   0.3%           $   13,351   0.3%
Now (interest)                                  169,947   3.7               183,816   4.0               182,805   4.0
Savings (passbook/stmt)                         228,712   5.0               226,121   4.9               224,989   4.9
Money Market                                    963,632  21.1               947,979  20.7               929,952  20.2
C.D.'s                                        3,179,830  69.8             3,198,871  70.1             3,259,262  70.6
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $4,560,746   100%           $4,572,499   100%           $4,610,359   100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,145,097                  $1,154,100                  $1,199,447

Brokered Deposits                            $      ---                  $      ---                  $      ---


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